PURCHASE OPTION AGREEMENT

      THIS PURCHASE OPTION AGREEMENT (this "Agreement") is made this 16th day of November, 2004 by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), and ANIL V. SHAH, M.D. (or his assignee, Orange County Physicians Investment Network, LLC, a California limited liability company) (collectively, "Shah").

                                R E C I T A L S:

      A. In connection with the pending Asset Sale Agreement, dated September 29, 2004, by and among IHHI and certain subsidiaries of Tenet Healthcare Corporation (the "Asset Sale Agreement"), IHHI expects to acquire title to certain real property located in the cities of Santa Ana and Anaheim, County of Orange, State of California, more particularly described in Exhibit A attached hereto (the "Property").

      B. IHHI intends to contribute the Property to a limited liability company to be formed by IHHI (the "LLC") in which Kali P. Chaudhuri M.D. ("Chaudhuri") has certain rights to become a member pursuant to that certain Option Agreement, dated on or about the date hereof, between Chaudhuri and IHHI.

      C. IHHI desires to grant to Shah certain rights to acquire up to 49% of the membership interests in the LLC and to purchase up to 50,000,000 shares of common stock, $0.0001 par value per share (the "Common Stock"), of IHHI.

      1. The Option.

            1.1 Tranches. IHHI hereby grants to Shah an option (the "Option") to purchase (i) from IHHI up to 50,000,000 shares of Common Stock for $0.30 per share and (ii) from IHHI (or from Chaudhuri as provided in Section 1.2 below) up to a 49% of the membership interests in the LLC. The Option may be exercised in three tranches (each, a "Tranche") as follows:

            (a) 14,285,000 shares of the Common Stock and 14% of the membership interests of the LLC may be purchased by depositing $5,000,000 in cash into an escrow account established by IHHI with Chicago Title Insurance Company (the "Escrow Account") pursuant to the Asset Sale Agreement, dated September 29, 2004 between IHHI and the Tenet Sellers (the "Asset Sale Agreement") on the date hereof, and paid over to IHHI at the closing of the transactions contemplated under the Asset Sale Agreement. Concurrently upon execution of this Agreement, Shah shall deposit such $5,000,000 into the Escrow Account or an account to be designated the Escrow Account upon establishment of the formal escrow arrangements under the Asset Sale Agreement. Such deposit shall be irrevocable by Shah; provided, however, if the transactions under the Asset Sale Agreement are not completed, then the $5,000,000 shall be returned to Shah in which case this Tranche shall not be deemed to have been exercised and the Option shall terminate.


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

            (b) 14,285,000 shares of Common Stock and 14% of the membership interests in the LLC may be purchased by paying $5,000,000 in cash to IHHI on or before February 25, 2005.

            (c) 21,430,000 shares of Common Stock and 21% of the membership interests in the LLC may be purchased by paying $7,500,000 in cash to IHHI on or before June 1, 2005; provided, however, that should the weighted-average closing price of the Common Stock be less than $0.45 during the 20 trading day period immediately prior to June 1, 2005, then the expiration of this Tranche shall be extended to December 1, 2005; provided, further, that if the weighted-average closing price during any 20 trading day period following June 1, 2005 exceeds $0.45 per share, then the Shah Group will be required to exercise this Tranche within 5 business days following the end of such period or else this Tranche will immediately terminate. In no event will this Tranche be exercisable past December 1, 2005.

            1.2 Chaudhuri Participation in Option. Shah acknowledges that IHHI has granted an option to Chaudhuri to acquire all of IHHI's membership interests in the LLC. Therefore, if, upon the due exercise by Shah of any Tranche, Chaudhuri (or his assignee) has exercised his option and become a member of the LLC, Chaudhuri (or his assignee) shall honor the terms of Shah's Option under this Agreement and sell to Shah additional membership interests in the LLC in an amount up to 49% of the LLC's total membership interests, as provided in this
Section 1.

            1.3 Allocation of Purchase Price. The exercise price for the Option, if exercised in full, shall be allocated $15,000,000 to the Common Stock and $2,500,000 to the LLC, and if exercised in part, then according to the same proportion.

            1.4 Notice of Exercise. A Tranche may be exercised by delivering a written notice to IHHI specifying the election to exercise the Tranche and payment for the Tranche by delivery of immediately available funds to IHHI by bank check or wire transfer. After receiving proper notice, IHHI shall cause to be issued certificates for shares of Common Stock and membership interests in the LLC. As a condition to exercise of each Tranche, Shah shall deliver to IHHI an Investor Representation Statement in a form provided by IHHI.

            1.5 Additional Provisions. None of the Tranches may be transferable without the prior written consent of IHHI prior to exercise. If any Tranche is not exercised within the periods of time set forth above, the remaining unexercised Tranches shall terminate. Each of the Tranches may only be exercised in full and not in part.

      2. Other Agreements.

            2.1 Intentionally Omitted.

            2.2 Transfer of LLC Interests. Shah shall be permitted to transfer to a new entity the membership interests in the LLC that he acquires pursuant to this Agreement and sell participation interests in the new entity on such terms as he may deem appropriate; provided, however, that any such transactions shall be conducted at all times in accordance with all applicable law, including without limitation applicable securities law, and shall be subject to the reasonable review and prior approval by the manager of the LLC.


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

            2.3 Exclusivity. Between the date of execution of this Agreement by Shah and June 1, 2005, IHHI agrees not to, without the prior written consent of Shah, sell any additional shares of Common Stock (other than pursuant to conversion or exercise of outstanding convertible notes, warrants and options, and other than pursuant to Board approved equity compensation plans or issuances with grants to be based on fair market value at the time of grant, and bona fide acquisitions for stock) for a price per share (or equivalent value per share) of less than $0.35 (subject to adjustment for any stock splits, combinations or dividends).

            2.4 Proposed Positions for Dr. Shah. Subject to IHHI's obligations under applicable law, medical ethics guidelines and similar requirements, IHHI agrees for a period of 3 years to propose and support Dr. Anil V. Shah for the position of Chairman of the medical advisory board of Coastal Communities Hospital and Co-Chairman of the other hospitals acquired by IHHI under the Asset Sale Agreement, provided that Dr. Shah continues to satisfactorily meet the professional requirements and skills to hold such positions during such time.

            2.5 Secured Loans. The loans to be obtained by IHHI and/or the LLC with respect to the purchase of the hospitals under the Asset Purchase Agreement and collateralized against the real estate shall not exceed an aggregate of $120 million, consisting of (a) a maximum of $50 million which may be a term loan secured by the real property, (b) a maximum of $50 million which may be asset based financing secured by, among other things, the accounts receivables of the hospitals based on revolving round of credit and cross collateralized against the real property and (c) a credit facility not to exceed $20 million to purchase new equipment secured by furniture, fixtures and equipment to the extent such facility is cross collateralized against the real estate. No such debt limitations shall apply to loans not secured against the real estate.

      3. Confidentiality. The obligations of Shah and his assignees or designees under the "Confidentiality" provisions (Part Two, Section C) of the letter of intent, dated November 5, 2004, executed by Shah and IHHI shall remain in full force and effect following the execution of this Agreement.

      4. Miscellaneous Provisions.

            4.1 Attorneys' Fees. In the event of any dispute between the parties hereto involving the covenants or conditions contained in this Agreement or arising out of the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable expenses, attorneys' fees and costs.

            4.2 Notices. Unless otherwise provided for herein, any notice to be given or other document to be delivered by either party to the other hereunder shall be delivered in person to either party or may be deposited in the United States mail in the State of California, by registered or certified mail, with postage prepaid and addressed to the party to whom intended as follows:


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                  To IHHI:          Integrated Healthcare Holdings, Inc.
                                    695 Town Center Drive, Suite 260
                                    Costa Mesa, CA  92626
                                    Attention:  Chief Executive Officer

                  To Shah:          Anil V. Shah, M.D.
                                    2621 South Bristol Street, #108
                                    Santa Ana, California 92704

      Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above. Notwithstanding anything to the contrary herein contained, any notices or documents which may be delivered by mail pursuant to this Section 4.2 must be actually received by the other party on the last business day immediately preceding any deadline date specified in this Agreement.

            4.3 Dispute Resolution. In the event of any dispute arising out of or relating to this Agreement, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS Rules") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

            4.4 Entire Agreement and Inurnment. This Agreement and other documents referred to herein contain the entire agreements of the parties with respect to the subject matter herein, and all negotiations and agreements between the parties hereto or their agents with respect to this transaction are merged in such instruments, which alone express the parties' rights and obligations. All obligations herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns.

            4.5 Time of the Essence. It is understood and agreed that time is of the essence for all performances herein contained.

            4.6 Modification. Any amendments or modifications to this Agreement must be in writing and executed by all of the parties to this Agreement.

            4.7 Assignment. Shah may not assign this Agreement, the Option or any Tranche, or any rights thereunder, in whole or in part, without the prior written consent of IHHI, which consent may be withheld at the sole discretion of IHHI. IHHI's consent to an assignment by Shah shall not relieve Shah from his obligations under this Agreement.

            4.8 IHHI's Cooperation and Delivery. IHHI agrees to reasonably cooperate with Shah in providing access to all documents in IHHI's possession concerning the Property. All documents made available or provided by IHHI to Shah shall be delivered without representation or responsibility of IHHI for the truth, accuracy or quality of material contained in such documents. Such cooperation shall not, however, require IHHI to: (i) obtain any documents not already in its possession, (ii) provide technical assistance from persons, or
(iii) expend any funds with respect to its cooperation with Shah.


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

            4.9 Authority to Execute. Each individual executing this Agreement on behalf of a corporation represents and warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of such corporation, in accordance with a duly adopted resolution of the board of directors of such corporation, or in accordance with the by-laws of such corporation, and that this Agreement is binding upon such corporation in accordance with its terms.

            4.10 Interpretation. This Agreement shall be construed according to its fair meaning and as if prepared by both parties hereto. Titles and captions are for convenience only and shall not constitute a portion of this Agreement. As used in this Agreement, masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others wherever and whenever the context so dictates.

            4.11 Governing Law. This Agreement shall be construed in accordance with the laws of the State of California in effect at the time of the execution of this Agreement.

            4.12 Severability. If any term, provision, condition or covenant of this Agreement or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            4.13 No Waiver. No delay or omission by either party hereto in exercising any right or power accruing upon the compliance or failure of performance by the other party hereto under the provisions of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either party hereto of a breach of any of the covenants, conditions or agreements hereof to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions hereof.

            4.14 First Amendment. This Agreement is subject to (1) IHHI and Chaudhuri modifying his Secured Convertible Note Purchase Agreement with IHHI to accommodate the transactions contemplated herein and (2) the parties entering into a limited liability company operating agreement with respect to the real estate entity acceptable to Chaudhuri and IHHI.

            4.15 Further Assurances. The parties hereto agree that each will execute and deliver to the other any and all documents, and take such further acts, in addition to those expressly provided for herein, that may be reasonably necessary or appropriate to effectuate the provisions of this Agreement.


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

            4.16 Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                      [Signatures appear on following page]


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



      IN WITNESS WHEREOF, the parties hereto have executed this Purchase Option Agreement the day and year first above written.

Signed by IHHI on:

November 16, 2004                           INTEGRATED HEALTHCARE HOLDINGS, INC.


                                            By: /s/ Larry B. Anderson
                                            ------------------------------------
                                            Larry B. Anderson, President



Signed by Shah on:

November 16, 2004                           /s/ Anil V. Shah, M.D.
                                            ------------------------------------
                                            ANIL V. SHAH, M.D.


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


                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY



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


                     EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

WESTERN MEDICAL CENTER - ANAHEIM, CA:

PARCEL A:

PARCELS 1 AND 2, IN THE CITY OF ANAHEIM, COUNTY OF ORANGE, STATE OF CALIFORNIA AS SHOWN ON A MAP RECORDED IN BOOK 48 PAGE 16 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION OF SAID LAND ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN AND UNDER SAID LAND BELOW 500 FEET FROM THE SURFACE THEREOF, BUT WITHOUT THE RIGHT TO ENTER UPON ANY PART OF SAID LAND FOR THE PURPOSE OF RECOVERING SAID SUBSTANCES, AS RESERVED BY DESSA I. WAGONER, A WIDOW, IN DEED DATED APRIL 1, 1960 IN BOOK 5226 PAGE 241, OFFICIAL RECORDS.

PARCEL B:

LOTS 10, 12, 13 AND 14 INCLUSIVE OF TRACT 3222, IN THE CITY OF ANAHEIM, AS SHOWN ON A MAP RECORDED IN BOOK 97, PAGES 19 AND 20, OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL C:

LOT 11 OF TRACT 3222, IN THE CITY OF ANAHEIM, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 97, PAGES 19 AND 20, OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

COASTAL COMMUNITIES HOSPITAL - SANTA ANA, CA:

THAT PORTION OF LOT 3 OF MABURY TRACT, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 165, PAGE 301 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO OSCAR GREENWALD BY DEED RECORDED JANUARY 13, 1920 IN BOOK 355, PAGE 205 OF DEEDS, RECORD OF ORANGE COUNTY, CALIFORNIA, SAID POINT BEING 1675.18 FEET WESTERLY FROM THE NORTHEAST CORNER OF SAID PARCEL, SAID POINT ALSO BEING THE NORTHEAST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO CHARLES C. BRISCO AND WIFE BY DEED RECORDED OCTOBER 16, 1943 IN BOOK 1214, PAGE 275 OF OFFICIAL RECORDS; THENCE SOUTH 0(degrees) 47(feet) 00(inches) WEST 435.68 FEET ALONG A LINE PARALLEL TO AND 1675.18 FEET WESTERLY FROM THE EAST LINE OF SECTION 2, TOWNSHIP 5 SOUTH, RANGE 10 WEST, S.B.B.&M., SAID PARALLEL LINE BEING THE EASTERLY LINE OF SAID PARCEL CONVEYED TO BRISCO, TO A POINT IN A LINE PARALLEL WITH AND 614.26 FEET NORTHERLY MEASURED AT RIGHT ANGLES TO THE CENTERLINE OF 17TH STREET; THENCE SOUTH 88(degrees) 52(feet) 40(inches) WEST 422.68 FEET ALONG LAST MENTIONED PARALLEL LINE TO A POINT IN THE EAST LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY BY DEED RECORDED DECEMBER 17, 1963 IN BOOK 2634, PAGE 603 OF OFFICIAL RECORDS; THENCE NORTH 0(degrees) 47(feet) 00(inches) EAST 445.00 FEET ALONG THE EAST LINE OF SAID PARCEL CONVEYED TO STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY TO THE NORTHEAST CORNER THEREOF, SAID CORNER BEING ON THE SAID NORTH LINE OF THE PARCEL CONVEYED TO GREENWALD; THENCE SOUTH 89(degrees) 51(feet) 30(inches) EAST 422.48 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

PARCEL A:

THAT PORTION OF PARCEL 2 MAP NO. 79-887, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 136, PAGES 32 AND 33 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY LYING WITHIN THE LAND SHOWN AS PARCEL 2 OF THAT CERTAIN LOT LINE ADJUSTMENT LL79-10 RECORDED JANUARY 3, 1980 AS INSTRUMENT NO. 2228, IN BOOK 13456 PAGE 985, OFFICIAL RECORDS.

PARCEL B:

PARCEL 2 OF PARCEL MAP, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 74, PAGES 46 AND 47 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


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

CHAPMAN MEDICAL CENTER - ORANGE, CA:

PARCEL B-1:

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 94-6, IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SAID LOT LINE ADJUSTMENT WAS RECORDED MARCH 1, 1995 AS INSTRUMENT NO. 95-81919, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B-2:

PARCEL 1, IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 96, PAGES 19 AND 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B-3:

NON-EXCLUSIVE EASEMENTS FOR INGRESS, EGRESS, DRIVEWAY, UTILITY AND DRAINAGE PURPOSES AS SET FORTH AND FURTHER DESCRIBED IN A DOCUMENT ENTITLED "AGREEMENT TO QUITCLAIM EXISTING EASEMENT, ESTABLISH NEW EASEMENT, AND FOR MAINTENANCE" RECORDED NOVEMBER 15, 1990 AS INSTRUMENT NO. 90-602723 OF OFFICIAL RECORDS OVER PORTIONS OF THE EASTERLY 80 FEET OF THE FOLLOWING DESCRIBED LAND:

THAT PORTION OF LOTS 14 AND 15 IN BLOCK F OF THE A.B. CHAPMAN TRACT SURVEYED BY FRANK LECOUVREUR IN 1870, AS SHOWN ON A MAP RECORDED IN BOOK 102, PAGE 15 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, AS MODIFIED BY LOT LINE ADJUSTMENT 90-2, RECORDED JUNE 25, 1990 AS INSTRUMENT NO. 90-335624 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF CHAPMAN AVENUE (100 FEET WIDE), SAID POINT BEING NORTH 00(degrees) 45(feet) 30(inches) EAST, 50.00 FEET FROM THE SOUTHEASTERLY CORNER OF SAID LOT 14; THENCE NORTH 89(degrees) 46(feet) 00(inches) WEST, ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF
444.74 FEET; THENCE NORTH 27(degrees) 11(feet) 13(inches) EAST, A DISTANCE OF
473.57 FEET; THENCE SOUTH 89(degrees) 46(feet) 00(inches) EAST, A DISTANCE OF
230.26 FEET, TO THE EASTERLY LINE OF SAID LOT 14; THENCE NORTH 00(degrees) 45(feet) 30(inches) EAST, ALONG SAID EASTERLY LINE, OF SAID LOT 14; THENCE NORTH 00(degrees) 45(feet) 30(inches) EAST, ALONG SAID EASTERLY LINE A DISTANCE OF
5.15 FEET; THENCE SOUTH 89(degrees) 46(feet) 00(inches) EAST, A DISTANCE OF
55.00 FEET; THENCE SOUTH 00(degrees) 45(feet) 30(inches) WEST, A DISTANCE OF
425.41 FEET, TO THE NORTHERLY RIGHT OF WAY LINE OF SAID CHAPMAN AVENUE; THENCE NORTH 89(degrees) 46(feet) 00(inches) WEST, ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 55.00 FEET, TO THE POINT OF BEGINNING.

PARCEL C-1:

THAT PORTION OF LOT 15 IN BLOCK F OF THE A.B. CHAPMAN TRACT SURVEYED BY FRANK LECOUVREUR IN 1870, AS SHOWN ON A MAP RECORDED IN BOOK 102, PAGE 15 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 1 OF TRACT NO. 4279 AS SHOWN ON A MAP RECORDED IN BOOK 156, PAGES 40 AND 41 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG THE WESTERLY BOUNDARY OF SAID TRACT NO. 4279, THE FOLLOWING COURSES AND DISTANCES: NORTH 00(degrees) 19(feet) 20(inches) EAST 118.82 FEET; THENCE SOUTH 89(degrees) 40(feet) 40(inches) EAST
15.00 FEET; THENCE NORTH 00(degrees) 19(feet) 20(inches) EAST 71.00 FEET; THENCE NORTH 89(degrees) 40(feet) 40(inches) WEST 15.00 FEET; THENCE NORTH 00(degrees) 19(feet) 20(inches) 280.18 FEET; THENCE LEAVING THE WEST BOUNDARY OF SAID TRACT NO. 4279 AND RUNNING NORTH 89(degrees) 46(feet) 00(inches) WEST 48.00 FEET; THENCE SOUTH 00(degrees) 19(feet) 20(inches) WEST 470.00 FEET TO THE NORTHERLY LINE OF THE CHAPMAN AVENUE (100 FEET WIDE); THENCE SOUTH 89(degrees) 46(feet) 40(inches) EAST 48.00 FEET ALONG SAID NORTHERLY


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

LINE 48.00 FEET TO THE POINT OF BEGINNING.

PARCEL C-2:

THAT PORTION OF LOT 15 IN BLOCK F OF THE A.B. CHAPMAN TRACT SURVEYED BY FRANK LECOUVREUR IN 1870, AS SHOWN ON A MAP RECORDED IN BOOK 102, PAGE 15 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, DESCRIBED AS FOLLOWS:

A 15 FOOT BY 15 FOOT TRIANGULAR AREA FORMED BY THE INTERSECTION OF THE WEST LINE OF PARCEL C-1 HEREINABOVE DESCRIBED WITH THE NORTHERLY LINE OF CHAPMAN AVENUE (100 FEET WIDE) SAID NORTHERLY LINE BEING MORE PARTICULARLY DESCRIBED IN A DEED TO THE CITY OF ORANGE RECORDED IN BOOK 7479, PAGE 985 OF OFFICIAL RECORDS OF SAID ORANGE COUNTY.

WESTERN MEDICAL CENTER - SANTA ANA, CA:

PARCEL A:

THAT PORTION OF LOT 4 OF THE FELIPE YORBA TRACT, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 4, PAGE 206 OF MISCELLANEOUS MAPS, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF A LINE THAT IS PARALLEL WITH AND DISTANT EASTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF SAID LOT 4, WITH A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHERLY 305.00 FEET, MEASURED AT RIGHT ANGLES FROM THE NORTH LINE OF SAID LOT 4; THENCE NORTH 88(degrees) 49(feet) 47(inches) EAST, PARALLEL WITH SAID NORTH LINE OF LOT 4, A DISTANCE OF 718.43 FEET TO A POINT IN THE EASTERLY LINE OF THE LAND DESCRIBED IN DEED TO SIMON WARONKER, RECORDED JANUARY 5, 1965 IN BOOK 7369, PAGE 708 OF OFFICIAL RECORDS; THENCE SOUTH 3(degrees) 52(feet) 29(inches) WEST ALONG SAID EASTERLY LINE, 273.66 FEET TO AN ANGLE POINT THEREIN; THENCE SOUTH 0(degrees) 06(feet) 02(inches) WEST, ALONG SAID EASTERLY LINE, 32.54 FEET TO A POINT IN A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHERLY 610.14 FEET, MEASURED AT RIGHT ANGLES FROM SAID NORTH LINE OF LOT 4; THENCE SOUTH 88(degrees) 49(feet) 47(inches) WEST, PARALLEL WITH SAID NORTH LINE OF LOT 4, A DISTANCE OF 695.07 FEET TO SAID LINE THAT IS PARALLEL WITH THE WESTERLY LINE OF LOT 4; THENCE NORTH 0(degrees) 54(feet) 38(inches) WEST, PARALLEL WITH SAID WESTERLY LINE, 305.14 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM THAT PORTION OF SAID LAND THAT IS INCLUDED WITHIN THE LAST HALF OF SAID LOT 4, ALL MINERALS, OILS, GASES, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED IN THE DEED EXECUTED BY THE STATE OF CALIFORNIA, RECORDED JANUARY 5, 1965 IN BOOK 7369, PAGE 708 OF OFFICIAL RECORDS.

ALSO EXCEPTING FROM THE REMAINDER, ALL INTEREST IN AND TO ALL MINERALS, OILS, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME, IN AND UNDER THE SUBJECT PROPERTY, WITHOUT RIGHT, HOWEVER, TO ENTER UPON THE SURFACE OF SAID LAND OR THE SUBSURFACE AREA THEREOF TO A DEPTH OF 300 FEET BELOW THE SURFACE, AS RESERVED IN THE DEEDS FROM SIMON WARONKER AND JEANETTE WARONKER, RECORDED JANUARY 15, 1965.


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

PARCEL B:

PARCEL B-1:

PARCEL 1, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN OF PARCEL MAP NO. 85-234, FILED IN BOOK 211, PAGES 10, 11 AND 12 OF PARCEL MAPS, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED JANUARY 16, 1984 AS INSTRUMENT NO. 84-020617, OFFICIAL RECORDS.

ALSO EXCEPT ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THAT PORTION OF SAID LOT 2, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE OF THE UPPER 500 FEET THEREOF, AS SET FORTH IN THE DEED FROM THE STATE OF CALIFORNIA, RECORDED MAY 4, 1971 IN BOOK 9629, PAGE 298 OF OFFICIAL RECORDS.

PARCEL B-1A:

ALL OF THOSE CERTAIN EASEMENTS, EXCLUSIVE OF NONEXCLUSIVE (THE "EASEMENTS") GRANTED TO OR RESERVED BY WESTERN MEDICAL CENTER, A CALIFORNIA NONPROFIT CORPORATION (FORMERLY, SANTA ANA - TUSTIN COMMUNITY HOSPITAL), AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN OPERATING AND EASEMENT AGREEMENT, DATED AS OF DECEMBER 12, 1979 AND RECORDED IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA ON MARCH 24, 1981 IN BOOK 13991, AT PAGES 1798 TO 1825, INCLUSIVE, AS INSTRUMENT NUMBER 30426 AND AS AMENDED BY THAT CERTAIN AMENDMENT TO OPERATING AND EASEMENT AGREEMENT DATED AS OF FEBRUARY 22, 1982 AND RECORDED IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA ON SEPTEMBER 20, 1982 AS INSTRUMENT NUMBER 82-329898, AND AS AMENDED AND RESTATED BY THAT CERTAIN AMENDED AND RESTATED OPERATING AND EASEMENT AGREEMENT DATED MARCH 31, 1988, AND RECORDED IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA ON MAY 2, 1988 AS INSTRUMENT NO. 88-201966, ALL OF WHICH EASEMENTS ARE COVENANTS THAT RUN WITH THE LAND TO WHICH THEY PERTAIN AND MAY BE GRANTED BY THE HOLDER OR HOLDERS THEREOF TO OTHER PERSONS.

PARCEL B-2:

PARCEL 2, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 82-879, FILED IN BOOK 200, PAGES 48, 49 AND 50 OF PARCEL MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, AND PARCEL 3, AS SHOWN ON PARCEL MAP NO. 88-234, FILED IN BOOK 211, PAGES 10, 11 AND 12 OF PARCEL MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THAT PORTION OF SAID LOT 2, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE OF THE UPPER 500 FEET THEREOF, AS SET FORTH IN THE DEED FROM THE STATE OF CALIFORNIA, RECORDED MAY 4, 1971 IN BOOK 9629, PAGE 298 OF OFFICIAL RECORDS.

PARCEL B-3:

PARCEL 2, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 85-234, FILED IN BOOK 211, PAGES 10, 11 AND 12 OF PARCEL MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT ALL MINERALS, OIL, GASES AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THAT PORTION OF SAID LOT 2, WITHOUT, HOWEVER, THE RIGHT TO DRILL, DIG OR MINE THROUGH THE SURFACE OF THE UPPER 500 FEET THEREOF, AS SET FORTH IN THE DEED FROM THE STATE OF CALIFORNIA, RECORDED MAY 4, 1971 IN BOOK 9629, PAGE 298 OF OFFICIAL RECORDS.

PARCEL C:

PARCEL 1:

AN UNDIVIDED 20/72 INTEREST IN PARCEL 1, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 159, PAGES 35 AND 36 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, EXCEPT THEREFROM CONDOMINIUM UNITS 1 THROUGH 23 INCLUSIVE, 101 THROUGH 124 INCLUSIVE AND 201 THROUGH 225 INCLUSIVE, AS SHOWN ON THE CONDOMINIUM PLAN REFERRED TO IN PARCEL 2 HEREIN, AND ALSO EXCEPT ALL BUILDINGS, IMPROVEMENTS AND OTHER APPURTENANCES ERECTED OR INSTALLED ON SAID LAND.

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

PARCEL 2:

UNITS 1, 2, 3, 4, 5, 6, 7, 8, 188, 120, 121, 201, 202, 203, 204, 213, 214, 215,
218 AND 225, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A CONDOMINIUM PLAN RECORDED AUGUST 5, 1982 AS DOCUMENT NO. 82-272137, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

AN UNDIVIDED 21/72 INTEREST IN FEE IN AND TO ALL BUILDINGS AND OTHER IMPROVEMENTS LOCATED ON PARCEL 1, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 81-866, FILED FOR RECORD IN BOOK 159, PAGES 35 AND 36 OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 4:

A NON-EXCLUSIVE EASEMENT OVER, UPON AND THROUGH PORTIONS OF PARCEL 1 OF PARCEL MAP RECORDED IN BOOK 147, PAGES 26 AND 27 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA, FOR THE PURPOSES OF VEHICULAR PARKING, PEDESTRIAN TRAFFIC, PEDESTRIAN AND VEHICULAR ACCESS, UTILITY AND CONSTRUCTION, AS MORE PARTICULARLY DESCRIBED AND SET FORTH AND CREATED BY THAT CERTAIN OPERATING AND EASEMENT AGREEMENT DATED DECEMBER 12, 1979 BY AND BETWEEN SANTA ANA - TUSTIN COMMUNITY HOSPITAL, A CALIFORNIA NON-PROFIT CORPORATION, AND SATCH - MED, INC., A CALIFORNIA CORPORATION, RECORDED MARCH 24, 1981 AS INSTRUMENT NO. 30426 IN BOOK 13991, PAGE 1798, OFFICIAL RECORDS AND AMENDED BY INSTRUMENT RECORDED SEPTEMBER 20, 1982 AS INSTRUMENT NO. 82-329898, OFFICIAL RECORDS AND FURTHER AMENDED AND RESTATED BY INSTRUMENT RECORDED MAY 2, 1988 AS INSTRUMENT NO. 88-20966, OFFICIAL RECORDS.

PARCEL D:

PARCEL 1:

AN UNDIVIDED 1/72 INTEREST IN PARCEL 1, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 159, PAGES 35 AND 36 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, EXCEPTING THEREFROM CONDOMINIUM UNITS 1 THROUGH 23 INCLUSIVE, 101 THROUGH 124 INCLUSIVE AND 201 THROUGH 225 INCLUSIVE, AS SHOWN ON THE CONDOMINIUM PLAN RECORDED AUGUST 5, 1982 AS INSTRUMENT NO. 82-272137, OFFICIAL RECORDS, AND ALSO EXCEPTING ALL BUILDINGS, IMPROVEMENTS AND OTHER APPURTENANCES ERECTED OR INSTALLED ON SAID LAND.

PARCEL 2:

UNIT 11 SHOWN ON A CONDOMINIUM PLAN RECORDED AUGUST 5, 1982 AS INSTRUMENT NO. 82-272137M OFFICIAL RECORDS.

PARCEL E:

PARCEL 1:

AN UNDIVIDED 1/72 INTEREST IN PARCEL 1, IN THE CITY OF SANTA ANA, AS SHOWN ON A MAP RECORDED IN BOOK 159, PAGES 35 AND 36 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, EXCEPTING THEREFROM CONDOMINIUM UNITS 1 THROUGH 23 INCLUSIVE, 101 THROUGH 124 INCLUSIVE AND 201 THROUGH 225 INCLUSIVE, AS SHOWN ON THE CONDOMINIUM PLAN REFERRED TO IN PARCEL 2 HEREIN.

PARCEL 2:

UNIT 12 SHOWN ON A CONDOMINIUM PLAN RECORDED AUGUST 5, 1982 AS INSTRUMENT NO. 82-272137, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.



                                       11